MODIFICATION TO AGREEMENT


         THIS MODIFICATION TO AGREEMENT, made as of this 31st day of January, l96l, by and between

                  CANADA SOUTHERN PETROLEUM LTD., a   corporation   incorporated
                  under   the  laws  of  Canada  (hereinafter sometimes referred
                  to as "Canada Southern"),

                                     - and -

                  MAGELLAN   PETROLEUM   CORPORATION,   a   Panama   corporation
                  (hereinafter sometimes referred to as "Magellan"),

                                     - and -

                  OIL INVESTMENTS, INC., a Panama corporation (hereinafter sometimes referred to as "Oil Investments"),

                  (which   aforesaid    three   corporations   are   hereinafter
                  collectively referred to as "C-M-O" and individually as a member of the C-M-O Group)

                                       AND

                  HOME OIL COMPANY LIMITED, a corporation incorporated under the laws of Canada (hereinafter sometimes referred to as "Home")

                                     - and -

                  KERN COUNTY LAND COMPANY, a company incorporated under the laws of California (hereinafter sometimes referred to as "Kern"),

                                     - and -

                  ALMINEX LIMITED, a company incorporated under the laws of Canada (hereinafter sometimes referred to as "Alminex")

                                     - and -

                  UNITED OILS, LIMITED, a corporation incorporated under the laws of Canada (hereinafter sometimes referred to as "United")


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                                     - and -

                  SIGNAL OIL AND GAS COMPANY,  a company  incorporated under the
                  laws  of  Delaware  (hereinafter   sometimes  referred  to  as
                  "Signal")

                  (the said Home, Kern, Alminex, United and Signal being hereinafter collectively referred to as "H-S" and individually as a member of the H-S Group),

         WITNESSETH THAT WHEREAS:

         A. By Agreement dated May 28, 1959, the parties hereto agreed on a program for the exploration and development for oil, gas and other hydrocarbons of certain lands situated in the Northwest Territories and in the Yukon Territory of Canada, all as more particularly described in said Agreement and all subject to the terms, conditions and provisions as therein contained.

         B. Pursuant to paragraph 3.1 (B)(a) of Article III of said Agreement, H-S is to drill a minimum of five (5) exploratory wells on the lands subject to said Agreement, of which at least one such well shall be located on the Western Block of the properties (as that term is defined in said Agreement), consisting of Permits Nos. 1006, 1007, 1132, 1133 and 1135.

         C. As a result of present information, it now appears that a required well drilled on said Western Block would not be to the mutual advantages of the parties hereto.

         NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) paid by H-S to each member of the C-M-O Group and of the mutual benefits to be obtained and of other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree that said Agreement shall be modified and supplemented as follows:

1. H-S shall have no obligation under said Agreement dated May 28, 1959, to C-M-O, or otherwise, to drill any of the five (5) exploratory wells referred to in paragraph 3.1 (B)(a) of Article III of said Agreement on said Western Block.

2. H-S shall in respect of any operations required to be carried out by it pursuant to Article III of the said Agreement dated May 28, 1959, carry blow out insurance with a reputable insurance company or companies in the minimum amount of $1,000,000.00 and with a maximum deductible of $25,000.00 in respect of any one claim.

3. Expenditures incurred by H-S in respect of any blow out which occurs in operations conducted by H-S pursuant to Article III of the said Agreement dated May 28, 1959, whether incurred before or after the date of this agreement, shall be included in the total cost of the exploratory program referred to in paragraph 3.1 (B)(b) of the said Agreement, after deduction from such expenditures of any amount received by H-S pursuant to the insurance required to be carried by H-S pursuant to clause 2 of this amending agreement. For greater clarity it is acknowledged that any deductible up to the maximum specified in clause 2 of this amending agreement which H-S is required to pay on the occasion of any claim pursuant to such insurance shall be included in the cost of the said exploratory program. In addition, the cost of premiums in respect of such insurance shall also be included in the cost of the said exploratory program.

4. The well known as Home Signal C.S.P. Celibeta No. 2 well shall be deemed to be a well not capable of production in commercial quantities within the meaning of the said Agreement dated May 28, 1959.

5. Except as expressly provided herein, nothing herein contained shall be deemed to amend, modify, enlarge or reduce the obligation of H-S to drill a minimum of five (5) exploratory wells as otherwise provided in the said Agreement dated May 28, 1959, nor the obligation to incur the total cost of the exploratory program referred to in paragraph 3.1 (B)(b) of Article III of said Agreement.

6. Except as herein modified and supplemented, the said Agreement dated May 28, 1959, is hereby ratified and confirmed and shall remain in full force and effect.

7. This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF the parties hereto have caused this instrument to be executed as of the date first above written.


CANADA SOUTHERN PETROLEUM LTD.              HOME OIL COMPANY LIMITED

per:  ______________________________        per:  ______________________________
                                                                  VICE-PRESIDENT
per:  ______________________________
                                            per:  ______________________________
                                                             ASSISTANT SECRETARY
MAGELLAN PETROLEUM CORPORATION
                                            KERN COUNTY LAND COMPANY
per:  ______________________________
                                            per:  ______________________________
per:  ______________________________                              VICE-PRESIDENT

                                            per:  ______________________________
OIL INVESTMENTS, INC.                                        ASSISTANT SECRETARY

per:  ______________________________        ALMINEX LIMITED

per:  ______________________________        per:  ______________________________
                                                                  VICE-PRESIDENT

                                            per:  ______________________________
                                                             ASSISTANT SECRETARY

                                            UNITED OILS, LIMITED

                                            per:  ______________________________
                                                                  VICE-PRESIDENT

                                            per:  ______________________________
                                                                        DIRECTOR

                                            SIGNAL OIL AND GAS COMPANY

                                            per:  ______________________________
                                                                  VICE-PRESIDENT

                                            per:  ______________________________
                                                                       SECRETARY

                                                           H-S Group